EXHIBIT 10.108

THIRD AMENDED AND RESTATED BYLAWS
OF
MARINER POST-ACUTE NETWORK, INC.
(a Delaware Corporation)
ARTICLE I.

Offices and Fiscal Year

        SECTION 1.01  Registered Office.  The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware until otherwise established by a vote of a majority of the board of directors in office and a statement of such change is filed in the manner provided by statute.

        SECTION 1.02  Other Offices.  The corporation may also have offices at such other places within or without the State of Delaware as the board of directors may from time to time determine or the business of the corporation requires.

        SECTION 1.03  Fiscal Year.    The fiscal year of the corporation shall end on the 30th of September in each year.

ARTICLE II.

Meeting of Stockholders

        SECTION 2.01  Place of Meeting.    All meetings of the stockholders of the corporation shall be held at the registered office of the corporation or at such other place within or without the State of Delaware as shall be designated by the board of directors in the notice of such meeting.

        SECTION 2.02  Annual Meeting.    The board of directors may fix the date, time and place of the annual meeting of the stockholders, and at said meeting the stockholders then entitled to vote shall elect directors and shall transact such other business as may properly be brought before the meeting.

        SECTION 2.03  Special Meetings.    Special meetings of the stockholders of the corporation for any purpose or purposes for which meetings may lawfully be called, may be called at any time by the board of directors or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authority, as provided in a resolution of the board of directors or in these Bylaws, include the power to call such meetings. Special meetings of the stockholders of the corporation may also be called by one or more stockholders holding in the aggregate no less than 25% of the then outstanding shares of the corporation’s common stock. Special meetings of the stockholders of the corporation may not be called by any other person or persons. Business transactions at any special meeting of the stockholders shall be limited to the purpose stated in the notice.

        SECTION 2.04  Notice of Meetings.  Written notice of the place, date and hour of every meeting of the stockholders, whether annual or special, shall be given to each stockholder of record entitled to vote at the meeting not less than ten nor more than sixty days before the date of the meeting. Every notice of a special meeting shall state the purpose or purposes thereof.

        SECTION 2.05  Quorum, Manner of Acting and Adjournment.  The holders of a majority of the stock issued and outstanding (not including treasury stock) and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute, by the certificate of incorporation or by these Bylaws. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, of if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. When a quorum is present at any meeting, the vote of the holders of the majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the applicable statute, the certificate of incorporation or these by laws, a different vote is required in which case such express provision shall govern and control the decision of such question. Except upon those questions governed by the aforesaid express provisions, the stockholders present in person or by proxy at a duly organized meeting can continue to do business until adjournment, notwithstanding withdrawal of enough stockholders to leave less than a quorum.

        SECTION 2.06  Organization.  At every meeting of the stockholders, the chairman of the board, if there be one, or in the case of a vacancy in the office or absence of the chairman of the board, one of the following persons present in the order stated: the vice chairman, if one has been appointed, the chief executive officer, the president, the vice presidents in their order of rank or seniority, or a chairman designated by the board of directors shall act as chairman, and the secretary, or, in his absence, an assistant secretary, or in the absence of the secretary and the assistant secretaries, a person appointed by the chairman, shall act as secretary.

        SECTION 2.07  Conduct of Business.    Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting of the stockholders except in accordance with the procedures hereinafter set forth in this Section 2.07; provided, however, that nothing in this Section 2.07 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedures.

        At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before any annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (2) otherwise properly brought before the meeting by or at the direction of the board of directors or (3) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 30 days nor more than 60 days prior to the meeting as originally scheduled; provided, however, that if less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within 30 days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting and no business may be brought before any such reconvened meeting unless timely notice of such business was given to the secretary of the corporation for the meeting as originally scheduled. A stockholder’s notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeti ng and their reasons for conducting such business at the annual meeting, (ii) the name and residence of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

        The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.07, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

        SECTION 2.08  Voting.  Each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of capital stock having voting power held by such stockholder. The board of directors, at its discretion, or the officer of the corporation or other chairman presiding at the meeting of stockholders at his discretion, may require that any votes cast at such meetings shall be cast by written ballot. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Every proxy shall be executed in writing by the stockholder or by his duly authorized attorney-in-fact and filed with the secretary of the corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective u ntil notice thereof has been given to the secretary of the corporation. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of such death or incapacity is given to the secretary of the corporation.

        SECTION 2.09  Voting Lists.    The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting. The list shall be arranged in alphabetical order showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may b e inspected by any stockholder who is present.

        SECTION 2.10  Stock Ledger.  The stock ledger of the corporation shall be the only evidence as to who are the stockholders entitled (i) to examine the stock ledger, the list required by Section 2.09 of this Article II or the books of the corporation and (ii) to vote in person or by proxy at any meeting of stockholders.

        SECTION 2.11  Inspectors of Election.

        (a)  In advance of any meeting of stockholders the board of directors may, and shall, if required by law, appoint inspectors of election, who need not be stockholders, to act at such meeting or any adjournment thereof. If inspectors of elections are not so appointed, the chairman of any such meeting may, and upon the demand of any stockholder or his proxy at the meeting and before voting begins shall, appoint inspectors of election. The number of inspectors shall be either one or three, as determined, in the case of inspectors appointed upon demand of a stockholder, by stockholders present entitled to cast a majority of the votes which all stockholders present are entitled to cast thereon. No person who is a candidate for office shall act as an inspector. In case any person appointed as an inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment made by the board of directors in advance of the convening of the meeting, or at the meeting by the chairman of the meeting.

        (b)  If inspectors of election are appointed as aforesaid, they shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result, and do such acts as may be proper to conduct the election or vote with fairness to all stockholders. If there be three inspectors of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

        (c)  On request of the chairman of the meeting or of any stockholder or his proxy, the inspectors shall make report in writing of any challenge or question or matter determined by them, and execute a certificate of any fact found by them.

        SECTION 2.12  Action by Consent of Stockholders.

        (a)  Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted.

        (b)  Every written consent shall bear the date of signature of each stockholder (or his, her or its proxy) signing such consent. Prompt notice of the taking of corporate action without a meeting of stockholders by less than unanimous written consent shall be given to those stockholders who have not consented in writing. All such written consents shall be delivered to the corporation at its registered office in the State of Delaware, at its principal place of business or to the secretary of the corporation. Delivery made to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. No written consent shall be effective to authorize or take the corporate action referred to therein unless, within 60 days of the earliest dated written consent delivered to the corporation in the manner required by this Section 2.12, written consents signed by a sufficient number of persons to authorize or take such action are delivered to the corporation at its registered office in the State of Delaware, at its principal place of business or to the secretary of the corporation. All such written consents shall be filed with the minutes of proceedings of the stockholders, and actions authorized or taken under such written consents shall have the same force and effect as those authorized or taken pursuant to a vote of the stockholders at an annual or special meeting.

ARTICLE III.

Board of Directors

        SECTION 3.01  Powers.    The board of directors shall have full power to manage the business and affairs of the corporation; and all powers of the corporation, except those specifically reserved or granted to the stockholders by statute, the certificate of incorporation or these Bylaws, are hereby granted to and vested in the board of directors.

        SECTION 3.02  Number; Classification.  The board of directors shall consist of five members; unless a greater or lesser (but not less than 5 nor more than 15) number is determined from time to time by resolution adopted by a vote of at least two-thirds of the entire board of directors.

        SECTION 3.03  Vacancies.

        (a)  Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the affirmative vote of a majority of the directors then constituting the board of directors, and the directors so chosen shall hold office until the next annual election of directors and until a successor is duly elected and qualified, except in the event of death, resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

        (b)  Whenever the holder of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

        SECTION 3.04  Resignations.  Any director of the corporation may resign at any time by giving written notice to the president or the secretary of the corporation. Such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        SECTION 3.05  Organization.  At every meeting of the board of directors, the chairman of the board, if there be one, or, in the case of a vacancy in the office or absence of the chairman of the board, one of the following officers present in the order stated: the vice chairman of the board, if there be one, the chief executive officer, the president, the vice presidents in their order of rank and seniority, or a chairman chosen by a majority of the directors present, shall preside, and the secretary, or, in his absence, an assistant secretary, or in the absence of the secretary and the assistant secretaries, any person appointed by the chairman of the meeting, shall act as secretary.

        SECTION 3.06  Place of Meeting.    The board of directors may hold its meetings, both regular and special, at such place or places within or without the State of Delaware as the board of directors may from time to time appoint, or as may be designated in the notice calling the meeting.

        SECTION 3.07  Regular Meeting.    Regular meetings of the board of directors may be held without notice at such time and place as shall be designated from time to time by resolution of the board of directors. At such meetings, the directors shall transact such business as may properly be brought before the meeting.

        SECTION 3.08  Special Meetings.    Special meetings of the board of directors shall be held whenever called by the chairman of the board or by two or more of the directors. Notice of each such meeting shall be given to each director by telephone or in writing at least 24 hours (in the case of notice by telephone) or 48 hours (in the case of notice by telegram or facsimile transmission) or five days (in the case of notice by mail) before the time at which the meeting is to be held. Each such notice shall state the date, time and place of the meeting to be held.

        SECTION 3.09  Quorum, Manner of Acting and Adjournment.

        (a)  At all meetings of the board of directors a majority of the directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute, by the certificate of incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

        (b)  Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board consent thereto in writing, and the writing or writings are filed with the minutes or proceedings of the board.

        SECTION 3.10  Executive and Other Committees.

        (a)  The board of directors may, by resolution adopted by the affirmative vote of directors constituting a majority of the entire board of directors, designate an executive committee and one or more other committees, each committee to consist of one or more directors. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

        (b)  Any such committee, to the extent provided in the resolution establishing such committee, shall have and may exercise all the power and authority of the board of directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to any matter on which action by the board of directors is required to be taken by more than a majority of directors, unless expressly authorized by resolution adopted by the number of directors required to take such action. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors. Each committee so formed shall keep regular minutes of its meetings and report the same to the board of directors when required.

        (c)  Unless and except to the extent otherwise provided in these Bylaws, action by a majority vote of the entire committee shall constitute action of the committee.

        SECTION 3.11  Compensation of Directors.  Unless otherwise restricted by the certificate of incorporation, the board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

        SECTION 3.12  Qualification and Election of Directors.

        (a)  All directors of the corporation shall be natural persons of full age, but need not be residents of Delaware or stockholders in the corporation. Except in the case of vacancies, directors shall be elected by the stockholders by a plurality vote.

        (b)  Nominations for election of directors may be made at a meeting of stockholders only (i) by or at the direction of the board of directors of the corporation or (ii) by any stockholder entitled to vote for the election of directors, provided that written notice (the “Notice”) of such stockholder’s intent to nominate a director at the meeting is given by the stockholder and received by the secretary of the corporation in the manner and within the time specified in this subsection. The Notice shall be delivered to the secretary of the corporation not less than 30 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, the Notice shall be delivered to the secretary of the corporation not later than the close of busine ss on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Any adjournment(s) or postponement(s) of the original meeting whereby the meeting will reconvene within 30 days from the original date shall be deemed for purposes of notice to be a continuation of the original meeting and no nominations by a stockholder of persons to be elected directors of the corporation may be made at any such reconvened meeting other than pursuant to a notice that was timely for the meeting and date originally scheduled. In lieu of delivery to the secretary of the corporation, the Notice may be mailed to the secretary of the corporation by certified mail, return receipt requested, but shall be deemed to have been given only upon actual receipt by the secretary of the corporation.

        (c)  The Notice shall be in writing and shall contain or be accompanied by:

            (1)  the name and residence of such stockholder;

            (2)  a representation that the stockholder is a holder of record of the corporation’s voting stock and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice;

            (3)  such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A of the rules and regulations established by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (or pursuant to any successor act or regulation), had proxies been solicited with respect to such nominee by the management or board of directors of the corporation;

            (4)  a description of all arrangements or understandings among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which such nomination or nominations are to be made by the stockholder; and

            (5)  the written consent of each nominee to serve as a director of the corporation if so elected.

        (d)  Unless an inspector or inspectors of election shall have been appointed pursuant to these Bylaws, the chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any nomination made at the meeting was not made in accordance with the foregoing procedures and, in such event, the nomination shall be disregarded. Any decision by the chairman of the meeting shall be conclusive and binding upon all stockholders of the corporation for any purpose.

        SECTION 3.13  Whole Number.  Whenever in this Article III the action of more than a majority of the entire board of directors or any committee thereof is required, such action must be taken by the lowest whole number of directors which equals or exceeds such super-majority percentage of the entire board or committee rounded to the nearest whole number.

ARTICLE IV.

Notice--Waivers--Meetings

        SECTION 4.01  Notice, What Constitutes.  Whenever, under the provisions of the statutes of Delaware or the certificate of incorporation or of these Bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given in accordance with Section 3.08 of Article III hereof.

        SECTION 4.02  Waivers of Notice.  Whenever any written notice is required to be given under the provisions of the certificate of incorporation, these Bylaws, or by statute, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of a person, either in person or by proxy, at any meeting, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

        SECTION 4.03  Exception to Requirements of Notice.

        (a)  Whenever notice is required to be given, under any provision of the DGCL or of the certificate of incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any section of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

        (b)  Whenever notice is required to be given, under any provision of the DGCL or the certificate of incorporation or these Bylaws, to any stockholder to whom (i) notice of two consecutive annual meetings and all notices of meetings to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a 12 month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that not ice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any section of the DGCL, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this section.

        SECTION 4.04  Conference Telephone Meetings.   One or more directors may participate in a meeting of the board of directors, or of a committee of the board of directors, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

ARTICLE V.

Officers

        SECTION 5.01  Number, Qualifications and Designation.   The officers of the corporation shall be chosen by the board of directors and shall be a chief executive officer, a president, one or more vice presidents, a secretary, a treasurer, and such other officers as may be elected in accordance with the provisions of Section 5.03 of this Article V. One person may hold more then one office. Officers may be, but need not be, directors or stockholders of the corporation.

        SECTION 5.02  Election and Term of Office.  The officers of the corporation, except those elected by delegated authority pursuant to Section 5.03 of this Article V, shall be elected annually by the board of directors, and each such officer shall hold his office until his successor shall have been elected and qualified, or until his earlier resignation or removal. Any officer elected by the board of directors may be removed at any time. Any officer may resign at any time upon written notice to the corporation.

        SECTION 5.03  Subordinate Officers, Committees and Agents.  The board of directors may from time to time elect such other officers and appoint such committees, employees or other agents as it deems necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as are provided in these Bylaws, or as the board of directors may from time to time determine. The board of directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents, or committees thereof, and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents.

        SECTION 5.04  The Chief Executive Officer.  The chief executive officer of the corporation shall have general supervision over the business and operations of the corporation, subject, however, to the control of the board of directors. He shall sign, execute, and acknowledge, in the name of the corporation, deeds, mortgages, bonds, contracts or other instruments, authorized by the board of directors, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors, or by these Bylaws, to some other officer or agent of the corporation; and, in general, shall perform all duties incident to the office of chief executive officer, and such other duties as from time to time may be assigned to him by the board of directors.

        SECTION 5.05  The President.  The president shall perform the duties of the chairman of the board or chief executive officer in his absence and such other duties as may from time to time be assigned to him by the board of directors or by the chairman of the board.

        SECTION 5.06  The Vice Presidents.   The vice presidents shall perform the duties of the chairman of the board and the president in their absence and such other duties as may from time to time be assigned to them by the board of directors, the chairman of the board, the chief executive officer or the president

        SECTION 5.07   The Secretary.  The secretary, or an assistant secretary, shall attend all meetings of the stockholders and of the board of directors and shall record the proceedings of the stockholders and of the directors and of committees of the board of directors in a book or books to be kept for that purpose; see that notices are given and records and reports properly kept and filed by the corporation as required by law; be the custodian of the seal of the corporation and see that it is affixed to all documents to be executed on behalf of the corporation under its seal; and, in general, perform all duties incident to the office of secretary, and such other duties as may from time to time be assigned to him by the board of directors or the chairman of the board.

        SECTION 5.08  The Treasurer.  The treasurer, or an assistant treasurer, shall have or provide for the custody of the funds or other property of the corporation and shall keep a separate book account of the same to his credit as treasurer; collect and receive or provide for the collection and receipt of moneys earned by or in any manner due to or received by the corporation; deposit all funds in his custody as treasurer in such banks or other places of deposit as the board of directors may from time to time designate; whenever so required by the board of directors, render an account showing his transactions as treasurer and the financial condition of the corporation; and, in general, discharge such other duties as may from time to time be assigned to him by the board of directors, the chairman of the board, the chief executive officer or the president

        SECTION 5.09  Officers’ Bonds.  No officer of the corporation need provide a bond to guarantee the faithful discharge of his duties unless the board of directors shall by resolution so require a bond in which event such officer shall give the corporation a bond (which shall be renewed if and as required) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office.

        SECTION 5.10  Salaries.    The salaries of the officers and agents of the corporation elected by the board of directors shall be fixed from time to time by the board of directors.

ARTICLE VI.

Certificates of Stock, Transfer, Etc.

        SECTION 6.01  Issuance.  Each stockholder shall be entitled to a certificate or certificates for shares of stock of the corporation owned by him upon his request therefor. The stock certificates of the corporation shall be numbered and registered in the stock ledger and transfer books of the corporation as they are issued. They shall be signed by the chairman of the board, the chief executive officer, the president or a vice president and by the secretary or an assistant secretary or the treasurer or an assistant treasurer, and shall bear the corporate seal, which may be a facsimile, engraved or printed. Any of or all the signatures upon such certificate may be a facsimile, engraved or printed. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer, transfer agent or registrar, before the c ertificate is issued, it may be issued with the same effect as if he were such officer, transfer agent or registrar at the date of its issue.

        SECTION 6.02  Transfer.  Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. No transfer shall be made which would be inconsistent with the provisions of Article 8, Title 6 of the Delaware Uniform Commercial Code-Investment Securities.

        SECTION 6.03  Stock Certificates.  Stock certificates of the corporation shall be in such form as provided by statute and approved by the board of directors. The stock record books and the blank stock certificates books shall be kept by the secretary or by any agency designated by the board of directors for that purpose.

        SECTION 6.04  Lost, Stolen, Destroyed or Mutilated Certificates.    The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate al leged to have been lost, stolen or destroyed.

        SECTION 6.05  Record Holder of Shares.  The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

        SECTION 6.06  Determination of Stockholders of Record.

        (a)  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjo urnment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

        (b)  In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

ARTICLE VII.

Indemnification of Directors, Officers and
Other Authorized Representatives

        SECTION 7.01  Indemnification of Authorized Representatives in Third Party Proceedings.  The corporation shall indemnify any person who was or is an authorized representative of the corporation and who was or is a party, or is threatened to be made a party to any third party proceeding by reason of the fact that such person was or is an authorized representative of the corporation, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such third party proceeding if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal third party proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any third party proceeding by judgment, order, settlement, indictment, conviction or u pon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the authorized representative did not act in good faith and in a manner which such person reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal third party proceeding, had reasonable cause to believe that such conduct was unlawful.

        SECTION 7.02  Indemnification of Authorized Representatives in Corporate Proceedings.  The corporation shall indemnify any person who was or is an authorized representative of the corporation and who was or is a party or is threatened to be made a party to any corporate proceeding by reason of the fact that such person was or is an authorized representative of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such corporate proceeding if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such corporate pr oceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such authorized representative is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        SECTION 7.03  Mandatory Indemnification of Authorized Representatives.  To the extent that an authorized representative of the corporation has been successful on the merits otherwise in defense of any third party proceeding or corporate proceeding or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith.

        SECTION 7.04  Determination of Entitlement to Indemnification.    Any indemnification under Section 7.01, 7.02 or 7.03 of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the authorized representative is proper in the circumstances because such person has either met the applicable standard of conduct set forth in Section 7.01 or 7.02 or has been successful on the merits, or otherwise as set forth in Section 7.03 and that the amount requested has been actually and reasonably incurred. Such determination shall be made:

        (1)  By the board of directors by a majority of a quorum consisting of directors who were not parties to such third party proceeding or corporate proceeding, or

        (2)  If such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or

        (3)  By the stockholders.

        SECTION 7.05  Advancing Expenses.

        (a)  Expenses actually and reasonably incurred by an officer or director in defending any third party proceeding or corporate proceeding shall be paid on behalf of an officer or director by the corporation in advance of the final disposition of such third party proceeding or corporate proceeding upon receipt of an undertaking by or on behalf of such officer or director to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article.

        (b)  Expenses actually and reasonably incurred in defending any third party proceeding or corporate proceeding shall be paid on behalf of an authorized representative other than an officer or director by the corporation in advance of the final disposition of such third party proceeding or corporate proceeding as authorized by the board of directors upon receipt of an undertaking by or on behalf of such authorized representative to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article.

        (c)  The financial ability of any authorized representative to make a repayment contemplated by this Section shall not be a prerequisite to the making of an advance.

        SECTION 7.06  Definitions. For purposes of this Article:

        (1)  “authorized representative” shall mean a director or officer of the corporation, or a person serving at the request of the corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise, past, present or future;

        (2)  “corporation” shall include, in addition to the resulting corporation, any constituent corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued;

        (3)  “corporate proceeding” shall mean any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor or investigative proceeding by the corporation;

        (4)  “criminal third party proceeding” shall include any action or investigation which could or does lead to a criminal third party proceeding;

        (5)  “expenses” shall include attorneys’ fees and disbursements;

        (6)  “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan;

        (7)  “not opposed to the best interests of the corporation” shall include actions taken in good faith and in a manner the authorized representative reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan;

        (8)  “other enterprises” shall include employee benefit plans;

        (9)  “party” shall include the giving of testimony or similar involvement;

        (10)  “serving at the request of the corporation” shall include any service as a director, officer or employee of the corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and

        (11)  “third party proceeding” shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation.

        SECTION 7.07  Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article.

        SECTION 7.08  Scope of Article.  The indemnification of authorized representatives and advancement of expenses, as authorized by the preceding provisions of this Article, shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaws, statute, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. The indemnification and advancement of expenses provided by or granted pursuant to this Article, shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an authorized representative and shall inure to the benefit of the heirs, executors and administrators of such a person.

        SECTION 7.09  Reliance on Provisions.  Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon rights of indemnification provided by this Article.

ARTICLE VIII.

General Provisions

        SECTION 8.01  Dividends.  Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation and these by- laws, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock of the corporation, subject to the provisions of the certificate of incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such re serve in the manner in which it was created.

        SECTION 8.02  Annual Statements.  The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

        SECTION 8.03  Contracts and Securities.  Except as otherwise provided in these Bylaws, the board of directors may authorize any officer or officers including the chairman and vice chairman of the board of directors, or any agent or agents, to enter into any contract or to execute or deliver any instrument on behalf of the corporation and such authority may be general or confined to specific instances. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the corporation may be executed in the name and on behalf of the corporation by the chief executive officer, the president or and any vice president and any such officer may, in the name of and on behalf of the corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the corporation might have exercised and possessed if present. The board of directors may, by resolution, from time to time, confer like powers upon any other person or persons.

        SECTION 8.04  Checks.  All checks, notes, bills of exchange or other orders in writing shall be signed by such person or persons as the board of directors may from time to time designate.

        SECTION 8.05  Corporate Seal.  The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

        SECTION 8.06  Deposits.  All funds of the corporation shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the board of directors may approve or designate, and all such funds shall be withdrawn only upon checks signed by such one or more officers or employees as the board of directors shall from time to time determine.

        SECTION 8.07  Corporate Records.

        (a)  Every stockholder shall, upon written demand under oath stating the purpose thereof, have a right to examine, in person or by agent or attorney, during the usual hours for business, for any proper purpose, the stock ledger, books or records of account, and records of the proceedings of the stockholders and directors, and make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business. Where the stockholder seeks to inspect the books and re cords of the corporation, other than its stock ledger or list of stockholders, the stockholder shall first establish (1) compliance with the provisions of this section respecting the form and manner of making demand for inspection of such document; and (2) that the inspection sought is for a proper purpose. Where the stockholder seeks to inspect the stock ledger or list of stockholders of the corporation and has complied with the provisions of this section respecting the form and manner of making demand for inspection of such documents, the burden of proof shall be upon the corporation to establish that the inspection sought is for an improper purpose.

        (b)  Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his position as a director. The court may similarly order the corporation to permit the director to inspect any and all books and records, the stock ledger and the stock list and to make copies or extracts therefrom. The court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the court may deem just and proper.

        SECTION 8.08  Amendment of Bylaws.  These Bylaws may be altered, amended or repealed or new bylaws may be adopted by (i) the affirmative vote of the holders of at least 66-2/3% of the total voting power of all shares of stock of the corporation entitled to vote in the election of directors, considered for purposes of this Section 8.08 as one class at any regular or special meeting of the stockholders, or (ii) the affirmative vote of directors constituting a majority of the entire board of directors.